UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2007

PLATINUM ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51553 (Commission File Number)	14-1928384 (IRS Employer Identification No.)

25 Phillips Parkway
Montvale, New Jersey 07645
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 581-2401

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Platinum Energy Resources, Inc., a Delaware corporation (“Platinum Energy”) has been holding presentations for Platinum Energy’s stockholders regarding its proposed asset acquisition whereby Platinum Energy, through its wholly-owned subsidiary, PER Acquisition Corp., a Delaware corporation, will acquire all of the assets and assume substantially all of the liabilities of Tandem Energy Corporation, a Colorado corporation (“TEC”), including approximately $42 million of TEC's debt, in exchange for the issuance of approximately 8 million shares of Platinum Energy common stock, as more fully described in the Current Report on Form 8-K filed on October 11, 2006 (the “Transaction”). In connection with such presentations, Platinum Energy has distributed to participants a slideshow which had been previously filed on April 23, 2007 on a Current Report on Form 8-K (the “Original Form 8-K”). This Amendment to the Current Report on Form 8-K amends the Original Form 8-K by attaching an amended slideshow which will be used in all future presentations. The amended slideshow separately identifies the capital expenditures necessary to calculate the PV-10 valuations referenced therein.

Additional Information and Where to Find It

Platinum Energy shareholders are urged to read the proxy statement regarding the proposed transaction and the amendments thereto as they become available because they contain important information. Copies of filings by Platinum Energy, which will contain information about Platinum Energy and TEC, will be available without charge, when filed, at the Securities and Exchange Commission’s internet site (http://www.sec.gov), and, when filed, will be available from Platinum, without charge, by directing a request to Platinum Energy Resources, Inc. 25 Phillips Parkway, Montvale, New Jersey 07645.

Platinum Energy and its directors officers and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of Platinum Energy with respect to the transactions contemplated by the asset acquisition agreement. Information regarding Platinum Energy’s directors and executive officers is available in the revised Preliminary Proxy Statement filed with the Securities and Exchange Commission on May 29, 2007. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in other relevant materials to be filed with the Securities and Exchange Commission when they become available.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Slide Show Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM ENERGY RESOURCES, INC.

Dated: May 30, 2007	/s/ Barry Kostiner
Barry Kostiner
Chief Executive Officer

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